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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                DECEMBER 22, 2006

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                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


         0-27551                                          65-0358792
(Commission File Number)                       (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                    SUITE #9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause DigitalFX International, Inc.'s (the "Registrant," "we," "our" or "us") actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

         On December 22, 2006, the Registrant entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with certain institutional investors (the "Investors") pursuant to which the Registrant agreed to sell an aggregate of 1,000,000 shares of common stock, par value $0.001 per share (the "Shares"), of the Registrant at $4.75 per share (the "Purchase Price") for gross proceeds of $4.75 million. The transactions contemplated by the Securities Purchase Agreement closed on December 27, 2006 (the "Closing"). The Registrant intends to use the net proceeds received in the offering for strategic initiatives and general working capital purposes. Immediately following the Closing, the Registrant had 23,280,563 shares of common stock issued and outstanding.

         In connection with the Closing, the Registrant and the Investors entered into a Registration Rights Agreement (the "Registration Rights Agreement"), pursuant to which, among other things, the Registrant agreed to provide certain registration rights with respect to the Shares under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws. The Registration Rights Agreement provides that if (i) the Registrant does not file a registration statement on or before the date that is 35 calendar days after the closing of the transactions contemplated by the Securities Purchase Agreement, (ii) a registration statement is not declared effective on or prior to a certain required effectiveness date, or (iii) after its effective date, such registration statement ceases to remain continuously effective and available to the holders of the Shares at any time prior to the expiration of a certain effectiveness period for an aggregate of more than 30 consecutive trading days or for more than an aggregate of 60 trading days in any 12-month period (which need not be consecutive), then the Registrant must pay each holder of Shares on the date of such event and for each month thereafter that such event continues, an amount in cash as partial liquidated damages


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equal to 1% of the aggregate  Purchase  Price paid by such Investor  pursuant to the Securities Purchase Agreement for any Shares then held by such Investor.

         Also in connection with the Closing, on December 27, 2006, the members of management of the Registrant entered into a Lock-Up Letter Agreement (the "Lock-Up Letter Agreement") in favor of the placement agents (the "Placement Agents") pursuant to which the members of management agreed not to offer, sell, pledge or otherwise dispose of any shares of common stock of the Registrant for a period beginning on December 27, 2006, and ending 180 days after the Closing.

         In connection with the transactions contemplated by the Securities Purchase Agreement, the Registrant will be required to pay the Placement Agents an aggregate commission in cash equal to 7.35% of the gross proceeds from the sale of the Shares. In addition, the Registrant agreed to reimburse the Placement Agents for their out-of-pocket expenses incurred in connection with the transactions contemplated by the Securities Purchase Agreement, including the actual and reasonable fees and disbursements of the Placement Agents' legal counsel, up to an aggregate amount of $50,000.

         The issuance of the Shares to the Investors pursuant to the Securities Purchase Agreement is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission ("Commission") under the Securities Act, as the Shares were sold to 3 accredited investors and were not sold through any general solicitation or advertisement. The Shares to be issued to the Investors may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the Commission or with any state securities commission in respect of the transactions contemplated by the Securities Purchase Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable.

         (d)      EXHIBITS.

                  99.1 Press Release issued by the Registrant on December 22, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIGITALFX INTERNATIONAL, INC.

Date:  December 28, 2006                By: /S/ CRAIG ELLINS
                                            ------------------------------------
                                            Craig Ellins
                                            Chairman, Chief Executive Officer
                                            and President


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                       DESCRIPTION OF EXHIBIT
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99.1     Press Release issued by the Registrant on December 22, 2006.


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